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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

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                                       FORM 8-A

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                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

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                              CNY FINANCIAL CORPORATION
                (Exact name of registrant as specified in its charter)

              DELAWARE                                   REQUESTED
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

1 NORTH MAIN STREET, CORTLAND, NEW YORK                                    13045
(Address of principal executive offices)                              (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

           Title of each class               Name of each exchange on which
           to be so registered               each class is to be registered

                 None                                     N/A

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.                                  / /

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.                                  /X/

     Securities Act registration statement file number to which this form relates: 333-57259

     Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock par value $.01 per share
                                   (Title of Class)

Item 1. Description of Registrant's Securities to be Registered

     Incorporated by reference to the portion of the Prospectus under the headings "The Conversion - Restrictions on Transferability of Subscription Rights and Common Stock"; "Restrictions on Acquisition of the Company and the Bank"; "Description of Capital Stock of the Company," as filed on June 19, 1998, as part of Registrant's Registration Statement on Form S-1, No. 333-57259 and as the same Prospectus may be re-filed pursuant to Rule 424(b), which Prospectus so filed shall also be deemed incorporated herein by reference.

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Item 2. Exhibits

     (a) Certificate of Incorporation: Incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-1, No. 333-57259, filed on June 19, 1998.

     (b) Bylaws: Incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form S-1, No. 333-57259, filed on June 19, 1998.

     (c) Plan of Conversion: Incorporated by reference to Exhibit 2.1 to Registrant's Registration Statement on Form S-1, No. 333-57259, filed on June 19, 1998, as amended, as set forth in Exhibit 2.1 to Amendment No. 1 of such Registration Statement filed on August 4, 1998.

     (d) Form of Stock Certificate of CNY Financial Corporation: Incorporated by reference to Exhibit 4.1 to Registrant's Registration Statement on Form S-1, No. 333-57259, filed on June 19, 1998.

                                      SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: August 4, 1998

                                   CNY Financial Corporation




                                   By:  /s/ Wesley D. Stisser, Jr.
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                                        Wesley D. Stisser, Jr.
                                        President and Chief Executive Officer